pg. 1 TC PIPELINES, LP INDEMNIFICATION AGREEMENT THIS AGREEMENT (this “Agreement”) is effective December 14, 2020, between TC PipeLines, LP, a Delaware limited partnership (the “MLP”), TC PipeLines GP, Inc., a Delaware corporation (the “Company”), and the undersigned director of the Company (“Indemnitee”). WHEREAS, the MLP Partnership Agreement (as defined below) provides for indemnification of each officer and director of the Company and the MLP, as well as persons serving in various other capacities, to the maximum extent permitted by the Partnership Statute (as defined below); WHEREAS, the Indemnitee is entitled to indemnification pursuant to the MLP Partnership Agreement; WHEREAS, the MLP Partnership Agreement, the Partnership Statute and the DGCL contemplate that contracts and insurance policies may be entered into with respect to indemnification of directors, officers and certain other persons; WHEREAS, it is reasonable, prudent and necessary for each of the MLP and the Company to obligate itself contractually to indemnify Indemnitee so that he will continue to serve the MLP and the Company free from undue concern that he will not be adequately protected; and WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it is in the best interests of each of the Company and the MLP that the parties hereto enter into this Agreement. NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the MLP, the Company and Indemnitee do hereby covenant and agree as follows: 1. Definitions. As used in this Agreement: (a) The term “Proceeding” shall include any threatened, pending or completed action, suit, inquiry or proceeding, whether brought by or in the right of the MLP or the Company or otherwise and whether of a civil, criminal, administrative, arbitrative or investigative nature, in which Indemnitee is or will be involved as a party, as a witness or otherwise, by reason of the fact that Indemnitee is or was a director or agent of the MLP or the Company, by reason of any action taken by him or of any inaction on his part while acting as a director or agent or by reason of the fact that he is or was serving at the request of the MLP or the Company as an officer, director, employee, member, partner, agent or trustee of another corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity; in each case whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement; provided that any such action, suit or proceeding that is brought by Indemnitee against the MLP or the Company or directors or officers of the MLP or the Company, other than an action brought by Indemnitee to enforce his rights under this Agreement, shall not be deemed a Proceeding without prior approval by a majority of the Board of Directors of the Company. DocuSign Envelope ID: BFF363DF-6652-4940-AF96-C210253A5394

TC PIPELINES, LP STARK INDEMNIFICATION AGREEMENT Page 2 (b) The term “Expenses” shall include, without limitation, any judgments, fines and penalties against Indemnitee in connection with a Proceeding; amounts paid by Indemnitee in settlement of a Proceeding; and all attorneys’ fees and disbursements, accountants’ fees, private investigation fees and disbursements, retainers, court costs, transcript costs, fees of experts, fees and expenses of witnesses, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements, or expenses, reasonably incurred by or for Indemnitee in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in a Proceeding or establishing Indemnitee’s right of entitlement to indemnification for any of the foregoing. (c) References to “other enterprise” shall include employee benefit plans; references to “Fines” shall include any excise tax assessed with respect to any employee benefit plan; references to “serving at the request of the MLP or the Company” shall include any service as a director or agent of the MLP or the Company that imposes duties on, or involves services by, such director or agent with respect to an employee benefit plan, its participants or beneficiaries. (d) The term “substantiating documentation” shall mean copies of bills or invoices for costs incurred by or for Indemnitee, or copies of court or agency orders or decrees or settlement agreements, as the case may be, accompanied by a sworn statement from Indemnitee that such bills, invoices, court or agency orders or decrees or settlement agreements, represent costs or liabilities meeting the definition of “Expenses” herein. (e) The term “MLP Partnership Agreement” means the Fourth Amended and Restated Agreement of Limited Partnership of the MLP, dated as of December 31, 2018, as amended or restated from time to time. (f) The term “Partnership Statute” means the Delaware Revised Uniform Limited Partnership Act. (g) The term “DGCL” means the Delaware General Corporation Law. (h) The term “Board of Directors” means the Board of Directors of the Company. 2. Indemnity of Indemnitee. To the fullest extent authorized or permitted by law (including the applicable provisions of the Partnership Statute and the DGCL), each of the MLP and the Company hereby agrees to hold harmless and indemnify Indemnitee against (i) Expenses and (ii) reimburse Indemnitee $900 per hour of time spent consulting with counsel or experts and preparing for and participating in Proceedings, including depositions or settlement discussions related thereto (“Hourly Reimbursement”), provided that Indemnitee is not otherwise entitled to receive directors’ fees. The phrase “to the fullest extent permitted by law” shall include, but not be limited to (i) to the fullest extent permitted by any provision of the Partnership Statute and the DGCL that authorizes or permits additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the Partnership Statute and the DGCL and (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the Partnership Statute and the DGCL adopted after the date of this Agreement that increase the extent to which a limited liability company may indemnify its directors. Any amendment, alteration or DocuSign Envelope ID: BFF363DF-6652-4940-AF96-C210253A5394

TC PIPELINES, LP STARK INDEMNIFICATION AGREEMENT Page 3 repeal of the Partnership Statute and the DGCL that adversely affects any right of Indemnitee shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal. 3. Additional Indemnity. Each of the MLP and the Company hereby further agrees to hold harmless and indemnify Indemnitee against Expenses incurred by reason of the fact that Indemnitee is or was a director or agent of the MLP or the Company, or is or was serving at the request of the MLP or the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise, including, without limitation, any predecessor, subsidiary or affiliated entity of the MLP or the Company, provided that the Indemnitee shall not be indemnified and held harmless if there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter for which the Indemnitee is seeking indemnification pursuant to this Agreement, the Indemnitee acted in bad faith or engaged in fraud or willful misconduct, or, in the case of a criminal matter, acted with knowledge that the Indemnitee’s conduct was unlawful. The termination of any Proceeding by judgment, order of the court, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that Indemnitee acted in bad faith or engaged in fraud or willful misconduct, or, in the case of a criminal matter, acted with knowledge that the Indemnitee’s conduct was unlawful. 4. Exclusions. Any other provision herein to the contrary notwithstanding, the MLP and the Company shall not be obligated pursuant to the terms of this Agreement to: (a) indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement; (b) indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) to the extent such expenses or liabilities have been paid directly to Indemnitee by an insurance carrier under a policy of directors’ and officers’ liability insurance; (c) indemnify Indemnitee for expenses or the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute; (d) indemnify Indemnitee to the extent such indemnification is prohibited by applicable law; or (e) indemnify Indemnitee for any amounts paid in settlement if the MLP or the Company was not provided with written notice of such settlement and copies of all documents and agreements related thereto not less than three (3) business days prior to entering into such settlement. DocuSign Envelope ID: BFF363DF-6652-4940-AF96-C210253A5394

TC PIPELINES, LP STARK INDEMNIFICATION AGREEMENT Page 4 5. Choice of Counsel. Indemnitee shall be entitled to employ, and be reimbursed for the fees and disbursements of, counsel separate from the counsel chosen by any other persons who are beneficiaries of the indemnification obligations of the Partnership. 6. Advances of Expenses. The MLP and the Company shall be obligated to pay Expenses, including judgments, penalties, fines and settlements, incurred by Indemnitee, in advance of the final disposition of the Proceeding, within 10 days after receipt of Indemnitee’s written request accompanied by substantiating documentation and Indemnitee’s written affirmation that he has met the standard of conduct for indemnification and a written undertaking to repay the Expenses to the extent it is ultimately determined that indemnitee is not entitled to indemnification. No objections based on or involving the question whether such charges meet the definition of “Expenses,” including any question regarding the reasonableness of such Expenses, shall be grounds for failure to advance to such Indemnitee, or to reimburse such Indemnitee for, the amount claimed within such 10-day period, and the undertaking of Indemnitee set forth in Section 7 hereof to repay any such amount to the extent it is ultimately determined that Indemnitee is not entitled to indemnification shall be deemed to include an undertaking to repay any such Expenses not to have met such definition. 7. Right of Indemnitee to Indemnification Upon Application; Procedure Upon Application. Any indemnification payment under this Agreement, other than pursuant to Section 5 hereof, shall be made no later than 30 days after receipt by the MLP and the Company of the written request of Indemnitee, accompanied by substantiating documentation, unless a determination is made within said 30-day period that Indemnitee has not met the relevant standards for indemnification set forth in Section 3 hereof by (1) the Board of Directors by a majority vote of a quorum consisting of directors who are not or were not parties to such Proceeding, (2) by a committee of the Board of Directors designated by majority vote of the Board of Directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, independent legal counsel in a written opinion or (4) by the stockholders. The right to indemnification or advances as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification is not appropriate shall be on the MLP and the Company. Neither the failure of the MLP or the Company (including the Board of Directors, any committee thereof, any independent legal counsel or any equity owner thereof) to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standards of conduct, nor an actual determination by the MLP or the Company (including the Board of Directors, any committee thereof, any independent legal counsel or any equity owner thereof) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. 8. Undertaking by Indemnitee. Indemnitee hereby undertakes to repay to the MLP and the Company any advances of Expenses pursuant to Section 5 hereof to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification. 9. Joint and Several Liability; No Duplicative Payments. The obligations of the MLP and the Company to make payments pursuant to this Agreement shall be joint and several; DocuSign Envelope ID: BFF363DF-6652-4940-AF96-C210253A5394

TC PIPELINES, LP STARK INDEMNIFICATION AGREEMENT Page 5 provided, however that in no event shall Indemnitee be entitled to receive duplicative payment from the MLP and the Company for any amount payable hereunder and, in the event that Indemnitee receives any duplicative payment, Indemnitee shall promptly notify each of the MLP and the Company of any such duplicative payment and shall return any such duplicative payment to the MLP or the Company as directed in writing by the MLP and the Company. 10. Indemnification Hereunder Not Exclusive. The indemnification and advancement of expenses provided by this Agreement shall not deemed exclusive of any other rights to which Indemnitee may be entitled under the MLP Partnership Agreement the Partnership Statute, the DGCL, any directors’ and officers’ liability insurance, any other agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. However, Indemnitee shall reimburse the MLP and the Company for amounts paid to him pursuant to such other rights to the extent such payments duplicate any payments received pursuant to this Agreement. To the extent there is any conflict between this Agreement and the MLP Partnership Agreement with respect to any right or obligation of any party hereto, the terms of this Agreement shall control; provided, however, the foregoing shall not apply to a reduction of any right of the Indemnitee. 11. Continuation of Indemnity. All agreements and obligations of the MLP and the Company contained herein shall continue during the period Indemnitee is a director or officer of the MLP or the Company (or is or was serving at the request of the MLP or the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible Proceeding. 12. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the MLP or the Company for some or a portion of Expenses, but not, however, for the total amount thereof, the MLP and the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled. 13. Settlement of Claims. None of the MLP or the Company shall be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the written consent of the MLP and the Company.1 None of the MLP or the Company shall settle any Proceeding in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent. None of the MLP or the Company nor Indemnitee will unreasonably withhold their consent to any proposed settlement. None of the MLP or the Company shall be liable to indemnify Indemnitee under this Agreement with regard to any judicial award if the MLP and the Company were not given a reasonable and timely opportunity, at their expense, to participate in the defense of such action. 14. Enforcement. (a) Each of the MLP and the Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to 1 Note to K&E: It appears that the language that was in the initial draft sent by K&E may have been inadvertently deleted and has been added back. The concepts are market for this type of agreement. DocuSign Envelope ID: BFF363DF-6652-4940-AF96-C210253A5394

TC PIPELINES, LP STARK INDEMNIFICATION AGREEMENT Page 6 induce Indemnitee to serve as a director or officer of the MLP or the Company or in some other representative capacity on behalf of the MLP or the Company, and acknowledges that Indemnitee is relying upon this Agreement in continuing to serve in such capacity. (b) In the event Indemnitee is required to bring any action or other proceeding to enforce rights or to collect money due under this Agreement and is successful in such action, the MLP and the Company shall reimburse Indemnitee for all of Indemnitee’s Expenses and any and all Hourly Reimbursement owed in connection with bringing and pursuing such action. 15. Governing Law; Binding Effect; Amendment and Termination. (a) This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware, without regard to conflicts of law principles of such state. (b) All proceedings in connection with, arising out of or otherwise relating in any way to this Agreement exclusively in the courts of the State of Delaware in the Court of Chancery of the State of Delaware, or (and only if) such court finds it lacks jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division), provided that if subject matter jurisdiction over the matter that is the subject of the proceeding is vested exclusively in the United States federal courts, such proceeding shall be heard in the United States District Court for the District of Delaware. (c) This Agreement shall be binding upon the MLP and the Company, their respective successors and assigns, and shall inure to the benefit of Indemnitee, his heirs, personal representatives and assigns and to the benefit of the MLP and the Company, their respective successors and assigns. (d) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by the MLP, the Company and Indemnitee. 16. Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable (a) the validity, legality and enforceability of the remaining provisions of this Agreement shall not be in any way affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable. Each section of this Agreement is a separate and independent portion of this Agreement. If the indemnification to which Indemnitee is entitled as respects any aspect of any claim varies between two or more sections of this Agreement, that section providing the most comprehensive indemnification shall apply. 17. Notice. Notice to any of the MLP or the Company shall be directed to TC PipeLines GP, Inc., 700 Louisiana Street, Suite 700, Houston, Texas 77002, Attention: President. Notice to Indemnitee shall be directed to the address set forth under his signature hereto. The foregoing addresses may be changed from time to time by the addressee upon notice to the other parties. Notice shall be deemed received three days after the date postmarked if sent by prepaid mail, properly addressed. DocuSign Envelope ID: BFF363DF-6652-4940-AF96-C210253A5394

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written. TC PIPELINES, LP By: TC PIPELINES GP, INC., its general partner By: ____________________________________ Name: Nathaniel A. Brown Title: President By: TC PIPELINES GP, INC., its general partner By: ____________________________________ Name: Jon A. Dobson Title: Secretary TC PIPELINES GP, INC. By: ____________________________________ Name: Nathaniel A. Brown Title: President By: ____________________________________ Name: Jon A. Dobson Title: Secretary INDEMNITEE _________________________________________ Name: Jack F. Stark Address: 150 Via Soderini Aptos, CA 95003 DocuSign Envelope ID: BFF363DF-6652-4940-AF96-C210253A5394